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Rand Capital Corporation is a registered closed-end investment company investing in securities of businesses, which offer unique opportunities for growth. Since its formation in 1969, Rand Capital has provided venture capital to support the growth and development of businesses in varied industries, primarily in the Western New York and Upstate New York Region. Rand’s portfolio is comprised of such investments, which include debt and/or equity holdings in primarily privately owned companies. Rand Capital is traded on The NASDAQ SmallCap Market tier under the symbol: RAND.

May 30, 2001

To Our Shareholders,

        This was a great year for Rand Capital and we are pleased to share the results with you.

        As previously announced, Pathlight Technology was acquired by Advanced Digital Information Corporation (ADIC) on May 11th. Our association with Pathlight began with an investment of $100,000 in 1997. Over the next four years Rand made three additional investments and eventually acquired over 5% of Pathlight, representing Rand’s largest investment at 25% of our portfolio. Rand’s investments supported Pathlight’s execution of their Business Plan. Starting with IBM, their technology was recognized and is now used by the leading storage companies in the world.

        Our $1,200,000 investment in Pathlight now represents in excess of $11,500,000 of ADIC stock. This valuation is not reflected in the attached report but will be reflected in our second quarter results. This capital will be added to retained earnings and used for future venture capital investments. Please keep in mind that we will owe taxes and the results are highly dependent on the market price for ADIC and the results of our other investments.

        With our increased capital base we are proposing that Rand Capital make an election to become a Business Development Company (BDC). As more fully described in the proxy, the BDC increases our flexibility in making venture capital investments.

        The BDC structure also increases our flexibility to operate a Small Business Investment Company (SBIC). Rand has begun the application process for a license to operate an SBIC. This program, which Rand previously operated within, allows participants to use leverage to increase the size and scope of their venture capital investments. If approved, the SBIC program will increase the size of Rand Capital and increase our venture capital portfolio.

        The combination of our investment gain with Pathlight Technology, Inc. and the proposed change in our corporate structure to a Business Development Company represent two watershed events, which will allow Rand to enter the new century with increased financial resources and the operating structure to prosper in the new economy.

        We hope you share our enthusiasm for the recent events and outlook for the future. The Board of Directors and Management remain committed to increasing shareholder value.

Sincerely,

Reginald B. Newman II /s/ Reginald B. Newman II Chairman	Allen F. Grum /s/ Allen F. Grum President

Portfolio of Investments December 31, 2000

American Tactile Corporation†
Medina, NY. Develops equipment and systems to produce commercial signage.
www.americantactile.com
Type of Investment:
Convertible Debentures at 8% due June 2000 and April 2001 with detachable warrants
Year Acquired:               1995          Cost:            $150,000
Percent Equity:              <1%           Value:            $50,000

ARIA Wireless Systems, Inc. (OTC:AWSI)* †
Buffalo, NY. Markets wireless radio transmission communication equipment. www.aria-glb.com
Type of Investment:
Common Stock - 488,000 shares
$105,840 Demand Notes at 15%
Year Acquired:              1997            Cost:            $543,840
Percent Equity:              5%             Value:           $129,840

BioWorks, Inc.
Geneva, NY. Develops and manufactures biological alternative to chemical pesticides.
www.bioworksbiocontrol.com
Type of Investment:
Series A Convertible Preferred Stock - 32,000 shares
Year Acquired:              1995            Cost:            $56,000
Percent Equity:              <1%            Value:           $56,000

BNKR, Inc.
Bloomington, MN. Provides turn-key solutions for on-line community banking.
Type of Investment:
Series A Convertible Preferred Stock - 200,000 shares. Cumulative Dividend $0.08 per share per annum
200,000 note at 12% due February 2001
Year Acquired:              2000            Cost:            $400,000
Percent Equity:               6%            Value:           $400,000
NOTE: Company ceased operations January 2001

Clearview Cable TV, Inc.
New Providence, NJ.  Wireless Cable television system operator.
Type of Investment:
Common Stock - 400 shares
Year Acquired:              1996            Cost:            $55,541
Percent Equity:               5%            Value:           $55,541

Contact Staffing†
Buffalo, NY. PEO providing human resource administration for small businesses.
www.contract-staffing.com
Type of Investment:
Series A 8% Cumulative Preferred Stock - 10,000 Shares
Year Acquired:              1999            Cost:            $100,000
Percent Equity:              10%            Value:           $100,000

DataView, LLC†
Mt. Kisco, NY.  Designs, develops and markets browser based software for investment professionals. www.marketgauge.com
Type of Investment:
5% Membership Interest
Year Acquired:              1998            Cost:            $310,357
Percent Equity:               5%            Value:           $343,357

Fertility Acoustics, Inc.
Buffalo, NY. Developer of proprietary methods to diagnose onset of ovulation.
Type of Investment:
Common Stock - 848,736 shares.
Year Acquired:              1997            Cost:            $87,440
Percent Equity:               8%            Value:           $1,167,012

G-TEC Natural Gas Systems†
Buffalo, NY. Manufactures and distributes systems that allow natural gas to be used as an alternative fuel to gases. www.gas-tec.com
Type of Investment:
42% Class A Membership Interest. 8% Cumulative Dividend
Year Acquired:              1999            Cost:            $300,000
Percent Equity:              42%            Value:           $300,000

HCI Systems
Kennebunk, ME. Facilities management software solution. www.hcisystems.com
Type of Investment:
Series B Preferred Stock - 67,000 Shares. 5% Cumulative Dividend.
Year Acquired:              1999            Cost:             $100,500
Percent Equity:              <1%            Value:            $100,500

INRAD, Inc. (OTC:INRD.OB)*
Northvale, NJ. Develops and manufactures products for laser photonics industry.
www.inrad.com
Type of Investment:
Series B preferred stock - 100 shares. 10% Dividend.
Year Acquired:              2000            Cost:            $100,000
Percent Equity:               2%            Value:           $100,000

MemberWare Technologies, Inc. (e)
Pittsford, NY. Internet company engaged in web related consulting services.
www.memberware.com
Type of Investment:
Promissory Note at Prime Rate +4.5% due September 2004. Common Stock - 40,000 Shares.
34,000 warrants for shares of stock.
Year Acquired:              1999            Cost:             $100,000
Percent Equity:               2%            Value:            $150,000

MINRAD, Inc.†
Buffalo, NY. Developer of laser guided surgical devices.
Type of Investment:
595,507 Common Shares, 53,628 Preferred Shares.
Year Acquired:              1997            Cost:            $874,030
Percent Equity:              10%            Value:           $1,111,000

Pathlight Technology, Inc. (e)(f)
Ithaca, NY. Develops SAN technology for computer industry. www.pathlight.com
Type of Investment:
Class A Series Convertible Preferred Stock - 200,000 shares with 6% cumulative dividend.
Preferred Class B - 117,187 shares, Class C Preferred Stock - 214,285 shares,
67,578 warrants for shares of stock.
Year Acquired:              1997            Cost:            $1,174,998
Percent Equity:              5%             Value:           $2,012,922
NOTE: Company sold May 11, 2001 to Advanced Digital Information Corp. NASDAQ:ADIC

Platform Technology Holdings, LLC†
Charlottesville, VA. Provides sales support and management for unique device and diagnostic businesses.
Type of Investment:
Two units with option for two additional units
Year Acquired:              1997            Cost:            $8,045
Percent Equity:              <1%            Value:           $60,000

Ultra-Scan Corporation
Amherst, NY. Ultrasonic fingerprint technology. www.ultra-scan.com
Type of Investment:
Common Shares - 49,290.
Year Acquired:              1992            Cost:            $302,586
Percent Equity:              <1%            Value:           $369,675

UStec, Inc. (e)
Victor, NY. Manufacturers and markets digital wiring systems for residential new home construction. www.ustecnet.com
Type of Investment:
Promissory Note at 12% due December 2003. 50,000 common shares. 2,500 warrants for common shares.
Year Acquired:              1998            Cost:            $100,500
Percent Equity:              <1%            Value:           $150,000

Vanguard Modular Building Systems
Philadelphia, PA. Leases and sells high-end modular space solutions.
www.vanguardmodular.com
Type of Investment:
Preferred Units - 2,673 Units with Warrants, 14% interest rate.
Year Acquired:              1999            Cost:             $270,000
Percent Equity:              <1%            Value:         $270,000

Preferred Stock Portfolio*(e)
Motorola (MOT-A) and Texaco (TXC-A)
Type of Investment:
Motorola - 4,000 Shares, Texaco - 5,000 Shares

Year Acquired:              1999            Cost:             $214,606
Percent Equity:              <1%            Value:            $207,844

Other                                       910,887                236
                                   ---------------------------------------------
Total portfolio                           6,159,330          7,133,927
investments
                                   =============================================
                                          (Cost Basis)      (Valuation)
*Publicly-owned Company
†Indicates those companies which Rand has a Board Seat.

Notes to Portfolio of Investments

(a)   Unrestricted securities (indicated by ^) are freely marketable securities having readily available market quotations. All other securities are restricted securities which are subject to one or more restrictions on resale and are not freely marketable. At December 31, 2000, restricted securities represented 97% of the value of the investment portfolio. Deloitte & Touche, LLP has not examined the business descriptions of the portfolio companies.

(b)   The Year Acquired line indicates the year in which the Corporation acquired its first investment in the company or a predecessor company.

(c)   The equity percentages estimate the corporation’s ownership interest in the portfolio investment. The estimated ownership is calculated based on the percent of outstanding voting securities held by the Corporation or the potential percentage of voting securities held by the Corporation or the potential percentage of voting securities held by the Company upon exercise of its warrants or conversion of debentures or other available data. Deloitte Touche LLP has not audited the equity percentages of the portfolio Companies. The symbol “<1%” indicates that the Corporation holds equity interest of less than one percent.

(d)    Under the valuation policy of the Corporation, unrestricted securities are valued at the average closing price for publicly held securities for the last three days of the month. Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

(e)   These investments are income producing. All other investments are non-income producing.

(f)   See Note 2 to the financial statements.

(g)   Income Tax information – As of December 31, 2000, the aggregate cost of investment securities approximated $6,001,000. Net unrealized appreciation aggregated approximately $1,133,000, of which $2,577,000 related to appreciated investment securities and $1,444,000 related to depreciated investment securities.

Changes in Investments at Cost and Realized Loss
Year Ended December 31, 2000

                                                  Cost Increase   Realized Gain
                                                   (Decrease)         (Loss)
----------------------------------------------------------------------------------------
New and Additions to Previous Investments:
     BNKR, Inc.                                     $ 400,000
     Fertility Acoustics, Inc.                         37,440
     INRAD, Inc.                                      100,000
     Pathlight Technology, Inc.                       749,998
     TSS - Transnet                                   316,401
     Ultra-Scan Corporation                            25,600
     UStec, Inc.                                          500
                                                    ---------
                                                    1,629,939
                                                    ---------
Investments Sold/Exchanged:
     CMO, Inc.                                       (100,000)          (98,115)
     Hammertime Kitchen & Bath Works, Inc.            (300,000)         (142,666)
     Preferred Stocks (Merrill Lynch, Motorola,
     Citicorp, Texaco)                               (833,282)          (55,517)
                                                    ----------------------------
                                                   (1,233,282)         (296,298)
Other Changes:                                       ---------------------------
    Debenture repayments and distributions           (419,923)                0
                                                     ---------------------------
Net Change in Investments at Cost and Realized Gain   (23,266)         (296,298)
                                                     ===========================
See Notes to financial Statements

Statements of Financial Position
Years Ended December 31, 2000 and 1999

                                                        2000             1999
--------------------------------------------------------------------------------
Assets
     Investments at Directors' valuation (identified
     cost: 2000 - $6,159,330; 1999 - $6,182,596)     $7,133,927        5,319,399

     Cash and cash equivalents                          304,152        1,139,708
     Interest receivable (net of allowance of $21,729
     in 2000 and $13,167 in 1999)                       136,780           83,524
     Deferred tax asset                                 660,790        1,071,880
     Promissory Notes Receivable                        186,000               --
     Other assets                                        20,235           34,436
                                                     ---------------------------
          Total Assets                               $8,441,884        7,648,947
                                                     ===========================
Liabilities and Stockholders' Equity (Net Assets)
     Liabilities
     Accounts payable and accrued expenses              $54,657           44,174
     Income taxes payable                                 1,530               30
                                                     ---------------------------
          Total Liabilities                              56,187           44,204
                                                     ---------------------------
Stockholders Equity (Net Assets)

    Common stock, $.10 par - shares authorized
    10,000,000; issued and outstanding 5,708,034
    shares in 2000 and 5,708,034 in 1999                574,804          570,804
    Capital in excess of par value                    6,943,079        6,889,379
    Undistributed netinvestment (loss)               (2,065,672)      (1,955,808)
    Undistributed net realized gain on investments    2,400,233        2,696,531
    Net unrealized (depreciation) on investments        533,253         (596,163)
                                                     ----------------------------
         Netassets (per share 2000 - $1.46; 1999 -
         $1.33)                                       8,385,697        7,604,743
         Total Liabilities and Stockholders' Equity   8,441,884        7,648,947
                                                     ============================
See Notes to Financial Statements

Statements of Operations
Years Ended December 31, 2000 and 1999

                                                            2000            1999
Investment Income:
   Interest from portfolio companies                     $ 169,590       $ 152,548
   Interest from other investments                          69,585         153,988
   Other investment income                                     594          56,558
                                                       ---------------------------
                                                           239,769         363,094
                                                       ---------------------------
Expenses:
   Salaries                                                279,969         334,463
   Employee benefits                                        46,370          60,189
   Directors' fees                                          26,250          33,500
   Legal fees                                               34,075          28,885
   Professional fees                                        37,521          27,740
   Shareholders and office                                 100,452         131,858
   Insurance                                                31,355          37,336
   Corporate development                                    40,707          60,064
   Other operating                                          36,704          24,768
                                                        --------------------------
                                                           633,403         738,803
                                                        --------------------------
Investment (loss) before income taxes                    (393,634)        (375,709)

   Income tax provision                                    13,518           11,388
   Deferred income tax (benefit)                         (297,288)               -
                                                        ---------------------------
Investment (loss) - net                                  (109,864)        (387,097)
                                                        ----------------------------
Realized and unrealized gain (loss) on investments:
   Net (loss) gain on sales and dispositions              (296,298)        (42,625)
   Net realized (loss)                                    (296,298)        (42,625)
Unrealized appreciation (depreciation) on
investments:
   Beginning of period                                    (863,197)       (660,630)
   End of period                                           974,597        (863,197)
   (Change) in unrealized appreciation
   (depreciation) before income taxes                     1,837,794       (202,567)
   Deferred income tax (benefit)                            708,378               -
Net increase (decrease) in unrealized appreciation        1,129,416       (202,567)
Net realized and unrealized (loss) on investments           833,118       (245,192)
Net increase (decrease) in net assets from operations     $ 723,254      $(632,289)
                                                        ===========================
See Notes to Financial Statements

Statements of Changes in Net Assets
Years Ended December 31, 2000 and 1999

                                                           2000             1999
------------------------------------------------------------------------------------
Net assets at beginning of period (includes
accumulated net investment loss of $1,955,808
and $1,568,711 respectively)                             7,604,743        8,237,032
                                                        ----------------------------
Operations:
   Net investment loss                                    (109,864)        (387,097)
   Net realized (loss) on investments                     (296,298)         (42,625)

   Net increase (decrease) in unrealized                 1,129,416         (202,567)
   appreciation of investments                          ----------------------------

Net increase (decrease) in net assets from
   operations                                              723,245         (632,289)
                                                        ----------------------------
   Net proceeds of private stock offering                   57,000
                                                        ----------------------------
Net assets at end of period (including accumulated
net investment loss of $2,065,672 and $1,955,808
respectively)                                             8,385,697       $7,604,743
                                                        ============================

Notes to Financial Statements
Years Ended December 31, 2000 and 1999

1. Summary of Significant Accounting Policies
Nature of the Business - The Corporation operates as a closed-end management investment company registered under the Investment Company Act of 1940. It is a publicly held venture capital company, listed on the NASDAQ Small Cap Market under the symbol “Rand”. The Company was founded in 1969 and is headquartered in Buffalo, New York. The Corporation’s investment strategy is to provide expansion capital and investment, as well as investment banking and financial advisory services, to companies both inside and outside of the Western New York community.

Investments - Investments are stated at fair value as determined in good faith by the Board of Directors, as described in the Notes to Schedule of Portfolio Investments on page 5. Certain investment valuations have been determined by the Board of Directors in the absence of readily ascertainable fair values. The estimated valuations are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities, and these favorable or unfavorable differences could be material. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains or losses reported in prior periods. The cost of securities that have, in the Directors’ judgment, become worthless, are written off and reported as realized losses.

Cash and Cash Equivalents - Temporary cash investments having a maturity of three months or less when purchased are considered to be cash equivalents.

Interest Income - Interest income generally is recorded on the accrual basis except where the investment is valued at less than cost to reflect risk of loss. In such cases, interest is recorded at the time of receipt. A reserve for possible losses on interest receivable is maintained when appropriate.

Net Assets per Share - Net assets per share are based on the number of shares of common stock outstanding.

Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Subsequent Event
        Rand Capital Corporation announced on February 1, 2001 that its investment portfolio will be materially affected from the acquisition of Pathlight Technology, Inc. “Pathlight”- by Advanced Digital Information Corporation (Nasdaq: ADIC). ADIC has signed a definitive agreement to acquire Pathlight in a stock pooling transaction, whereby Pathlight shareholders will receive 10.3 million shares of ADIC, valued at $265 million at the time of the announcement. The Corporation owns approximately 5% of Pathlight, with a cost basis of approximately $1.2 million and will receive shares of ADIC in exchange for its Pathlight shares. Based on the announced transaction value, Rand’s net assets are estimated to increase in excess of $10.0 million (pre-tax). Pathlight’s acquisition by ADIC will require SEC review, and the ADIC shares to be received by the Corporation will bear certain restrictions on sale and be subject to market price volatility.

3.   Income Taxes
        Deferred tax assets and liabilities are recorded for temporary differences between the financial statement and tax bases of assets and liabilities using the currently enacted tax rate expected to be in effect when the taxes are actually paid or recovered.

        The tax effect of the major temporary difference and carryforwards that give rise to the Corporation’s net deferred tax assets at December 31, 2000 and 1999 are as follows:

                                                2000                       1999
---------------------------------------------------------------------------------
   Operations                                 $ (51,697)                $ (2,830)
   Investments                                 (389,254)                 319,135
   Net operating loss carryforwards           1,086,443                  863,475
                                        -----------------------------------------
   Capital loss carryforwards                   183,948                   60,750
        Subtotal                                829,440                1,240,530
                                        -----------------------------------------
   Valuation Allowance                         (168,650)                (168,650)
   Deferred tax assets, net                   $ 660,790              $ 1,071,880
                                         ========================================

The net deferred tax assets are presented in the statements of financial position as follows:
                                               2000                         1999
                                         ----------------------------------------
Deferred tax asset - current                  $1,113,470             $ 1,071,880
   Deferred tax liability - current              452,680                       0
                                         ----------------------------------------
Deferred tax asset, net                        $ 660,790             $ 1,071,880
                                         ========================================

The components of income tax expense (benefit) reported in the statements of operations are as follows:
                                                 2000                     1999
                                         ----------------------------------------
Current:
   State                                        $ 13,518                 $11,388
                                         ----------------------------------------
Deferred:
   Federal                                       357,825                       0
   State                                          53,265                       0
                                         ----------------------------------------
                                                 411,090                       0
                                         ----------------------------------------
         Total                                $  424,608                 $11,388
                                         ========================================

A reconciliation of the benefit for income taxes at the federal statutory rate to the benefit reported is as follows:
                                                  2000                       1999
                                         ----------------------------------------
   Net investment (loss) and realized
   (loss) before income                       $1,147,862               $(620,901)
                                         ========================================
   taxes (benefit)
   Expected tax (benefit) at statutory rate     390,273                 (211,106)
   State - net of federal effect                 44,070                  (14,343)
   Other                                         (9,735)                  68,187
        Valuation Allowance                           -                  168,650
                                          ---------------------------------------
         Total                                $ 424,608                $ 11,388
                                          =======================================

        Deferred income tax (benefit) of approximately $389,000 and $(319,000) at December 31, 2000 and 1999, respectively, relate to net unrealized appreciation (depreciation) of investments. Such appreciation (depreciation) is not included in taxable income until realized.

        At December 31, 2000 and 1999, the Corporation had a federal and state net operating loss carryforward of approximately $2,720,000 and $2,160,000, respectively, which expire commencing in 2007.

        The Corporation has established a valuation allowance against the deferred tax asset in the event that the tax asset may not be realized prior to its expiration. Management of the Corporation considers, among other things, its estimates of projected taxable income in making this assessment.

4.   Stockholders’ Equity
        At December 31, 2000 and 1999, there were 500,000 shares of $10 par value preferred stock authorized and unissued.

        On January 21, 2000 and October 2, 2000, the Corporation sold 15,000 and 25,000 shares of common stock through a private stock offering at $1.33 and $1.51 per share, respectively.

Summary of change in capital accounts:

                               Undistributed Net   Undistributed     Net Unrealized
                                Investment Loss    Realized Gain      Appreciation
                                                     (Loss) on      (Depreciation)on
                                                    Investments        Investments
-------------------------------------------------------------------------------------
Balance, December 31, 1998     $ (1,568,711)        $2,739,156       $ (393,596)
Net (decrease) in net assets
from operations                    (387,097)           (42,625)        (202,567)
                              -------------------------------------------------------
Balance, December 31, 1999     $ (1,955,808)        $ 2,696,531      $ (596,163)
Net (decrease) in net assets
from operations                    (109,864)           (296,298)      1,129,416
                              -------------------------------------------------------
Balance, December 31, 2000     $ (2,065,672)         $2,400,233       $ 533,253
                              =======================================================

                                                                  Capital in
                                    Common Stock             Excess of Par Value
                             ---------------------------------------------------
                               Shares           Amount
Balance, December 31, 1999     $ 5,708,034       $ 570,804        $ 6,889,379

Common Stock Issued                 40,000           4,000             53,700

Balance, December 31, 2000     $ 5,748,034       $ 574,804        $ 6,943,079
                              ==================================================

5.   Commitments and Contingencies
        The Corporation has a deferred compensation agreement which includes health and dental benefits with a former officer of the Corporation and his spouse. Payments under the compensation portion of this agreement were paid through September 30, 1999. Remaining payments projected to be paid to the surviving spouse have been fully accrued. Total accrued deferred compensation under this agreement at December 31, 2000 and 1999 was $29,296 and $32,438, respectively.

6.   Pension Expense
        The Corporation has a defined contribution 401(k) Plan. The Plan provides a base contribution of 1% for eligible employees and also provides up to 5% matching contribution. Pension plan expense was $15,822 and $18,317, in 2000 and 1999, respectively.

7.   Promissory Notes Receivable
        In January 2001, the Corporation entered into promissory notes with certain of its former investees. Principal payments are to commence in January, 2001. Interest, at the rate of 12%, will accrue during the term of the promissory notes and may be waived by the Company if the payors meet certain of the promissory note’s provisions. Principal installments due subsequent to December 31, 2000 are as follows: 2001 - $27,941, 2002 - $42,680, 2003 - $32,473, 2004 - $31,400, 2005 - $51,506.

Schedules of Selected Per Share Data and Ratios
Five Years Ended December 31, 2000

Selected data for each share of capital stock outstanding throughout the five most current years is as follows:

                                                 Year ended December 31,
                                 2000        1999         1998         1997       1996
                               ---------------------------------------------------------
Income from investment
operations (1):
  Investment income           $  0.04      $  0.06      $  0.10     $  0.08      $  0.04
  Expenses                       0.11         0.13         0.13        0.14         0.18
                                --------------------------------------------------------
  Investment (loss)
  before income taxes           (0.07)       (0.07)       (0.03)      (0.06)       (0.14)

Deferred income tax
  (Benefit))                    (0.05)           -        (0.02)          -        (0.05)
                                --------------------------------------------------------
  Net investment (loss)         (0.02)       (0.07)       (0.01)      (0.06)       (0.09)

Net realized and unrealized
  gain (loss)on investments      0.15        (0.04)       (0.01)      (0.01)       (0.59)
                                --------------------------------------------------------
  Increase (decrease) in
  net asset value                0.13        (0.11)       (0.02)      (0.07)       (0.68)
Net asset value -
beginning of year                1.33         1.44         1.46        1.53         2.21
                                --------------------------------------------------------
Net asset value -
end of year                      1.46      $  1.33      $  1.44      $ 1.46      $  1.53
                                ========================================================
Per share market value -
end of year                    $ 2.19      $  1.72      $  0.78      $ 0.94      $  1.44

Total Return                     27.3%      120.1%      (16.7)%     (34.8)%      (36.0)%

Supplemental Data:
Ratio of expenses
before income taxes
to average net assets            7.92%       9.33%       9.15%     10.44%      9.75%

Ratio of expenses,
including income taxes,
to average net assets            4.37%       9.47%       7.83%     10.26%      7.24%

Ratio of net investment
(loss) to average net
assets                          (1.37)%      (4.74)%      (1.00)%     (3.62) %     (5.04)%

Portfolio Turnover               26.2%      15.0%       35.8%      27.5%      20.9%

Net assets at the end
of the year                   $8,385,697   $7,604,743   $8,237,032  $8,341,220   $6,458,536

Number of shares out-
standing at end of year        5,748,034    5,708,034    5,708,034   5,708,034    4,225,477

(1) Per share data are based on average shares outstanding.

Independent Auditors Report Deloitte & Touche LLP

To the Board of Directors and Stockholders
Rand Capital Corporation
Buffalo, New York
      We have audited the accompanying statements of financial position of Rand Capital Corporation (the "Corporation") as of December 31, 2000 and 1999, including the schedule of portfolio investments as of December 31, 2000, and the related statements of operations and changes in net assets for the years then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and the selected per share data and ratios are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per share data and ratios. Our procedures included examination or confirmation of securities owned as of December 31, 2000, and 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Rand Capital Corporation as of December 31, 2000, and 1999 the results of its operations and changes in net assets for the years then ended and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

      As explained in Note 1, the financial statements include securities valued at $7,133,927 (85% of net assets) and $5,319,399 (70% of net assets), as of December 31, 2000 and 1999, respectively, whose fair values have been estimated by the Board of Directors in the absence of readily ascertainable fair values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of fair value of such securities and have inspected underlying documentation. In our opinion, those procedures are reasonable, and the documentation is appropriate to determine the securities' estimated fair values. The estimated valuations, however, are not necessarily indicative of the amounts which may ultimately be realized as a result of future sales or other dispositions of securities, and these favorable or unfavorable differences could be material.

      Our audits were conducted for the purpose of forming an opinion on the basic financial statements Taken as a whole. The supplemental schedule of changes in investments at cost and realized loss for the year ended December 31, 2000 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This supplemental schedule is the responsibility of the Corporation's management. Such schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.to the basic financial statements taken as a whole.

January 12, 2001
/s/ Deloite & Touche LLP
Buffalo, NY
(February 1, 2001 as to Note 2)

Shareholder Information
Years Ended December 31, 2000 and 1999

Transfer Agent
For information on ownership, lost/missing shares or other information regarding Rand stock certificates please contact our transfer agent. If you need additional assistance please contact Rand Capital directly.

      Continental Stock Transfer & Trust Company
      2 Broadway
      New York, NY 10004
      Phone: 212-509-4000
      www.continentalstock .com

Shareholders
The Corporation had an estimated total of 1091 shareholders, which included approximately 147 record holders of its common stock, and an estimated 944 shareholders with shares held under beneficial ownership in nominee name or within clearinghouse positions of brokerage firms or banks.

Market Prices
The common stock of Rand Capital is traded on The NASDAQ SmallCap Market tier of The NASDAQ Stock Market under the symbol: RAND. The following high and low selling prices for the shares during each quarter of the last two years were taken from quotations provided to the Corporatio n by the National Associatio n of Securities Dealers, Inc.

Stock Selling Price Data

                                2000                          1999
    Quarter          High               Low             High                Low
--------------------------------------------------------------------------------
      1st          $ 9.188           $ 1.344         $ 1.188             $ 0.750
      2nd            4.000             1.500           3.125               0.875
      3rd            3.938             2.031           1.313               0.875
      4th            3.250             1.500           2.375               0.764

Notice of Annual Meeting
The Annual Meeting of Shareholders of Rand Capital Corporation will be held on Friday, July 20, 2001 at 10:00 am at the Rand Building, Room 835, 14 LaFayette Square, Buffalo, New York. All shareholders are encouraged to attend.

Directors

Reginald B. Newman II	President, NOCO Energy Corp.
Buffalo, NY	Chairman, Rand Capital Corp.

Allen F. Grum	President, Rand Capital Corp.
Buffalo, NY

Luiz F. Kahl	President, The Vector Group, LLC
Buffalo, NY

Erland E. Kailbourne	Chairman & President,
Buffalo, NY	John R. Oishei Foundation

Ross B. Kenzie	Retired
Buffalo, NY

Willis S. McLeese	Chairman, Colmac Holdings Ltd.
Toronto, Canada

Jayne K. Rand	Vice President, M&T Bank
Buffalo, NY

Officers
Allen F. Grum             President
Daniel P. Penberthy     Treasurer/Secretary

Corporate Counsel
Hodgson, Russ, Andrews, Woods & Goodyear
1800 One M&T Plaza
Buffalo, NY 14203
www.hodgsonruss.com

Independent Accountants
Deloitte & Touche LLP
KeyBank Tower
50 Fountain Plaza, Suite 250
Buffalo, NY 14202
www.us.deloitte.com

Rand Capital Corporation
2200 Rand Building
Buffalo, New York 14203
Tel: 716-853-0802
Fax: 716-854-8480
www.randcapital.com
Shareholder Information: shareholders@randcapital.com
Email: pgrum@randcapital.com
          dpenberthy@randcapital.com